UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AMGEN INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SAMPLE

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 21,2019 at 11:00 A.M. Local Time of AMGEN INC. Four Seasons Hotel Westlake Village, Two Dole Drive, Westlake Village, CA 91362 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 10, 2019. Please visit http://www.astproxyportal.com/ast/Amgen, where the following materials are available for view: TO VOTE: TO REQUEST MATERIAL: • Notice of 2019 Annual Meeting of Stockholders • Proxy Statement • Form Proxy Card • 2018 Annual Report ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time on May 20, 2019. IN PERSON: You may vote your shares in person by attending the Annual Meeting. If you wish to attend the Annual Meeting, please visit [address has been provided to stockholders directly]. TELEPHONE: To vote by telephone, please visit http://www.astproxyportal.com/ast/Amgen to view the materials and to obtain the toll free number to call. MAIL: You may request a proxy card by following the instructions below. TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: http://www.astproxyportal.com/ast/Amgen The Board of Directors recommends you vote “FOR” each listed nominee in item #1. 1. To elect twelve directors to the Board of Directors of Amgen Inc. for a term of office expiring at the 2020 annual meeting of stockholders. The nominees for election to the Board of Directors are: NOMINEES: Dr. Wanda M. Austin Mr. Robert A. Bradway Dr. Brian J. Druker Mr. Robert A. Eckert Mr. Greg C. Garland Mr. Fred Hassan Dr. Rebecca M. Henderson Mr. Charles M. Holley, Jr. Dr. Tyler Jacks Ms. Ellen J. Kullman Dr. Ronald D. Sugar Dr. R. Sanders Williams The Board of Directors recommends you vote “FOR” each of items #2 and #3. 2. Advisory vote to approve our executive compensation. 3. To ratify the selection of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2019. NOTE: Such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof. Please note that you cannot use this notice to vote by mail.